                                                                    EXHIBIT 10.1

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152


                     Certificateholder Distribution Summary

=================================================================================================
                          Certificate   Certificate     Beginning
                             Class     Pass-Through   Certificate      Interest      Principal
    Class      CUSIP      Description      Rate           Balance    Distribution   Distribution
=================================================================================================
      A       02926NAA4       SEQ          5.27625%  229,000,000.00  1,342,512.50   3,126,433.40
     FSA      AR991MBIA                 1,200.00000            0.00     43,891.67           0.00
   INV CERT   ARE991INV       SUB          0.00000%    7,285,896.30    309,396.16   1,905,185.45
=================================================================================================
Totals                                               236,285,896.30  1,695,800.33   5,031,618.85
=================================================================================================


============================================================================
                                  Ending
                 Current      Certificate        Total           Cumulative
    Class     Realized Loss      Balance      Distribution   Realized Losses
============================================================================
      A           0.00       225,873,566.60   4,468,945.90        0.00
     FSA          0.00                 0.00      43,891.67        0.00
   INV CERT       0.00         5,316,432.67   2,214,581.61        0.00
============================================================================
Totals            0.00       231,189,999.27   6,727,419.18        0.00
============================================================================


All distributions required by the Pooling and Servicing Agreement have been calculated by the Certificate Administrator on behalf of the Trustee


Edward M. Frere, Jr.
Vice President, Norwest Bank Minnesota, N.A.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152


                        Principal Distribution Statement


=====================================================================================================
                                 Beginning      Scheduled       Unscheduled
             Original Face      Certificate     Principal        Principal                  Realized
 Class          Amount            Balance      Distribution    Distribution    Accretion     Loss(1)
=====================================================================================================
   A        229,000,000.00    229,000,000.00    137,888.39     2,988,545.01       0.00         0.00
  FSA                 0.00              0.00          0.00             0.00       0.00         0.00
INV_CERT      7,285,896.30      7,285,896.30          0.00     1,905,185.45       0.00         0.00
=====================================================================================================
 Totals     236,285,896.30    236,285,896.30    137,888.39     4,893,730.46       0.00         0.00
=====================================================================================================


===============================================================================
                 Total            Ending           Ending
               Principal        Certificate      Certificate   Total Principal
 Class         Reduction          Balance        Percentage      Distribution
===============================================================================
   A          3,126,433.40     225,873,566.60     0.98634745      3,126,433.40
  FSA                 0.00               0.00     0.00000000              0.00
INV_CERT      1,905,185.45       5,316,432.67     0.72968822      1,905,185.45
===============================================================================
 Totals       5,031,618.85     231,189,999.27     0.97843334      5,031,618.85
===============================================================================

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152


                    Principal Distribution Factors Statement



===========================================================================================================
                                  Beginning        Scheduled    Unscheduled
              Original Face      Certificate       Principal     Principal                      Realized
Class(2)          Amount            Balance      Distribution   Distribution     Accretion       Loss(3)
===========================================================================================================
   A         229,000,000.00     1000.00000000    0.60213271      13.05041489     0.00000000    0.00000000
  FSA                  0.00        0.00000000    0.00000000       0.00000000     0.00000000    0.00000000
INV_CERT       7,285,896.30     1000.00000000    0.00000000     261.48950953     0.00000000    0.00000000
===========================================================================================================

=================================================================================
                   Total             Ending           Ending
                 Principal         Certificate      Certificate   Total Principal
Class(2)         Reduction           Balance        Percentage      Distribution
=================================================================================
   A             13.65254760       986.34745240     0.98634745       13.65254760
  FSA             0.00000000         0.00000000     0.00000000        0.00000000
INV_CERT        261.48950953       729.68821557     0.72968822      261.48950953
=================================================================================


(2)     All Denominations Are Per $1,000.

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152


                         Interest Distribution Statement



===============================================================================================================================

                                                      Beginning         Current         Payment of      Current   Non-Supported
              Original Face          Current         Certificate/       Accrued       Unpaid Interest   Interest     Interest
     Class        Amount         Certificate Rate  Notional Balance     Interest         Shortfall      Shortfall   Shortfall
===============================================================================================================================
       A       229,000,000.00          5.27625%    229,000,000.00     1,342,512.50          0.00          0.00         0.00
      FSA                0.00      1,200.00000%         43,891.67        43,891.67          0.00          0.00         0.00
   INV_CERT      7,285,896.30          0.00000%      7,285,896.30             0.00          0.00          0.00         0.00
===============================================================================================================================
Totals         236,285,896.30                                         1,386,404.17          0.00          0.00         0.00
===============================================================================================================================

==============================================================================
                                                 Remaining
                                                   Unpaid          Ending
                     Realized   Total Interest    Interest      Certificate/
     Class           Losses(4)   Distribution    Shortfall    Notional Balance
==============================================================================
       A               0.00      1,342,512.50       0.00      225,873,566.60
      FSA              0.00         43,891.67       0.00           43,292.43
   INV_CERT            0.00        309,396.16       0.00        5,316,432.67
==============================================================================
Totals                 0.00      1,695,800.33       0.00
==============================================================================

(4) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152

                     Interest Distribution Factors Statement


=========================================================================================================================
                                                                                               Payment of
                                                           Beginning                             Unpaid        Current
                   Original Face          Current         Certificate/      Current Accrued      Interest      Interest
    Class(5)           Amount         Certificate Rate  Notional Balance        Interest        Shortfall      Shortfall
=========================================================================================================================
       A            229,000,000.00          5.27625%     1000.00000000          5.86250000      0.00000000     0.00000000
      FSA                     0.00      1,200.00000%     1000.00000000       1000.00000000      0.00000000     0.00000000
    INV_CERT          7,285,896.30          0.00000%     1000.00000000          0.00000000      0.00000000     0.00000000
=========================================================================================================================



================================================================================================
                                                                    Remaining        Ending
                    Non-Supported                                    Unpaid       Certificate/
                      Interest       Realized     Total Interest     Interest       Notional
    Class(5)          Shortfall      Losses(6)     Distribution     Shortfall        Balance
================================================================================================
       A              0.00000000    0.00000000        5.86250000    0.00000000     986.34745240
      FSA             0.00000000    0.00000000     1000.00000000    0.00000000     986.34729551
    INV_CERT          0.00000000    0.00000000       42.46507873    0.00000000     729.68821557
================================================================================================


(5)     All Denominations Are Per $1,000.

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy, Or Fraud Losses Unless Otherwise Disclosed. Please Refer To The Prospectus Supplement For A Full Description.

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152




                       Certificateholder Account Statement

===============================================================================

                             CERTIFICATE ACCOUNT

Beginning Balance                                                         0.00
Deposits
      Payments of Interest and Principal                          6,948,745.09
      Liquidations, Insurance Proceeds, Reserve Funds                     0.00
      Proceeds from Repurchased Loans                                     0.00
      Other Amounts (Servicer Advances)                                   0.00
                                                                  ------------
         Realized Losses                                           (64,278.18)

Total Deposits                                                    6,884,466.91


Withdrawals
      Reimbursement for Servicer Advances                                 0.00
      Payment of Service Fee                                        157,047.73
      Payment of Interest and Principal                           6,727,419.18
                                                                  ------------
Total Withdrawals (Pool Distribution Amount)                      6,884,466.91


Ending Balance                                                            0.00
                                                                          ====
===============================================================================



==============================================================================
                           OTHER ACCOUNTS

                      Beginning         Current         Current       Ending
Account Type           Balance        Withdrawals      Deposits       Balance
==============================================================================
Reserve Fund             0.00              0.00           0.00          0.00
==============================================================================



=================================================================================

                    PREPAYMENT/CURTAILMENT INTEREST SHORTFALL

Total Prepayment/Curtailment Interest Shortfall                             0.00
Servicing Fee Support                                                       0.00
                                                                            ----
Non-Supported Prepayment/Curtailment Interest Shortfall                     0.00
                                                                            ====
=================================================================================



=================================================================================

                                 SERVICING FEES

Gross Servicing Fee                                                    98,452.46
Trustee Fee                                                               984.53
FSA Insurance                                                               0.00
Management Fee                                                          1,000.00
Mortgage Insurance Premium                                             56,610.74
Supported Prepayment/Curtailment Interest Shortfall                         0.00
                                                                      ----------
Net Servicing Fee                                                     157,047.73
                                                                      ==========
=================================================================================

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152



=================================================================================

           CERTIFICATEHOLDER DELINQUENCY/CREDIT ENHANCEMENT STATEMENT
                               DELINQUENCY STATUS

                                                          Percentage Delinquent
                                                                Based On
                  Current                             ---------------------------
                 Number Of     Unpaid Principal        Number            Unpaid
                   Loans            Balance           of Loans          Balance
                 ---------     ----------------      ----------        ----------
30 Days                211       26,211,879.55       10.597690%        11.337809%
60 Days                 23        2,469,748.11        1.155198%         1.068276%
90+ Days                77        8,541,407.04        3.867403%         3.694540%
Foreclosure              0                0.00        0.000000%         0.000000%
REO                      0                0.00        0.000000%         0.000000%
                       ---       -------------       ---------         ---------
Totals                 311       37,223,034.70       15.620291%        16.100625%



Current Period Realized Loss - Includes Interest Shortfall    0.00
Cumulative Realized Losses - Includes Interest Shortfall      64,278.18
Current Period Class A Insufficient Funds                     0.00
Principal Balance of Contaminated Properties                  0.00
Periodic Advance                                              0.00

=================================================================================



======================================================================================================================
                   SUBORDINATION LEVEL/CREDIT ENHANCEMENT/CLASS PERCENTAGE AND PREPAYMENT PERCENTAGE

              Original $        Original %        Current $        Current %      Current Class %    Next Prepayment %
             ------------       ----------      ------------      ----------      ---------------    -----------------
Class A      7,285,896.30       3.08350876%     5,316,432.67      2.29959457%       97.700405%           0.000000%

Please Refer to Prospectus Supplement for a Full Description of Loss Exposure.
======================================================================================================================

American Residential Eagle Bond Trust 1999-1              Contact:   Customer Service
Mortgage-Backed LIBOR Notes, Class A, Series 1999-1       Norwest Bank Minnesota, N.A.
                                                          Securities Administration Services
Record Date:         30-Apr-1999                          7485 New Horizon Way
Distribution Date:   25-May-1999                          Frederick, MD  21703
                                                          Telephone: (301) 846-8130
                                                          Facsimile: (301) 846-8152






================================================================================
                              COLLATERAL STATEMENT

Collateral Description                             Mixed Mixed & ARM Balloon


Weighted Average Gross Coupon                                      9.409862%
Weighted Average Net Coupon                                        8.909861%
Weighted Average Pass-Through Rate                                 8.612280%
Weighted Average Maturity (Stepdown Calculation)                         327

Beginning Scheduled Collateral Loan Count                              2,033
Number of Loans Paid in Full                                              42
Ending Scheduled Collateral Loan Count                                 1,991

Beginning Scheduled Collateral Balance                        236,285,896.30
Ending Scheduled Collateral Balance                           231,189,999.27
Ending Actual Collateral Balance at 30-Apr-1999               231,189,999.27
Monthly P&I Constant                                            1,934,125.71
Class A Optimal Amount                                          4,512,837.57
Ending Scheduled Balance for Premium Loans                    231,189,999.27

Required Overcollateralized Amount                              5,316,432.67
Overcollateralized Increase Amount                              1,905,185.45
Overcollateralized Reduction Amount                                     0.00
Specified O/C Amount                                            5,316,432.67
Overcollateralized Amount                                       7,221,618.12
Overcollateralized Deficiency Amount                                    0.00
Base Overcollateralization Amount                               5,316,432.67

Extra Principal Distribution Amount                                     0.00
Excess Cash Amount                                                310,396.16
================================================================================